POWER OF ATTORNEY
	Know all by these presents, that the undersigned

hereby constitutes and appoints T. Kent Hammond the undersigned's true
and
lawful attorney-in-fact to:
	(1)	execute for and on behalf of the

undersigned, in the undersigned's capacity as an officer and/or director of
The Mills Corporation (the "Company"), Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
	(2)	do and perform any and all acts for and on behalf of
the
undersigned which may be necessary, appropriate or desirable to complete
and execute any such Form 3, 4, or 5 and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or
similar authority; and
	(3)	take any other action of any
type whatsoever
in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the undersigned.
	The undersigned hereby
grants to
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.
	This Power of

Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.
	IN WITNESS WHEREOF, the
undersigned has
caused this Power of Attorney to be executed as of this 30th day of
December 2003.



/s/ Dietrich von Boetticher

Dietrich von
Boetticher